                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Stillwater Mining Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                     [LOGO OF STILLWATER MINING COMPANY]

                           STILLWATER MINING COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 15, 1998

To Our Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of Stillwater Mining Company (the "Company") will be held at the Marriott Hotel, 1701 California Street, Denver, Colorado, on Friday, May 15, 1998, at 8:30 a.m., Mountain Daylight Time, for the following purposes:

  1. To elect eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected.

  2. To amend and restate the Company's 1994 Stock Plan to authorize an additional one million shares of stock to be made available for issuance under the plan.

  3. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

  4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

  The Board of Directors has fixed the close of business on March 20, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          [SIGNATURE OF MICHAEL A. SHEA]

                                          Michael A. Shea, Secretary

Denver, Colorado
April 6, 1998

  TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                           STILLWATER MINING COMPANY
                          717 17TH STREET, SUITE 1480
                            DENVER, COLORADO 80202
                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 15, 1998
                               ----------------


  This Proxy Statement is furnished to the stockholders of Stillwater Mining Company (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May 15, 1998, or any postponements or adjournments thereof. The Meeting is being held (i) to elect eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected, (ii) to amend and restate the Company's 1994 Stock Plan (the "Stock Plan") to authorize an additional one million shares of stock to be made available for issuance under the Stock Plan, (iii) to ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1998 and (iv) to transact such other business as may properly come before the meeting or any postponements or adjournments thereof. The Company's principal executive offices are located at 717 17th Street, Suite 1480, Denver, Colorado, and its telephone number is (303) 978-2525. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being sent to stockholders of the Company on or about April 8, 1998.

                              GENERAL INFORMATION

SOLICITATION

  The enclosed proxy is being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. Although no compensation will be paid for such solicitation of proxies, the Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's common stock, par value $.01 per share ("Common Stock"), registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company will pay compensation of approximately $9,000 to the firm of Morrow & Company in New York to assist in the solicitation of proxies.

VOTING RIGHTS

  Holders of shares of Common Stock at the close of business on March 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, 20,388,872 shares of Common Stock were issued, outstanding and entitled to vote. The holders of at least 50% of the Common Stock of the Company issued and outstanding and entitled to vote at the meeting, present in person or by proxy, constitutes a quorum.

  Each share of Common Stock outstanding on the Record Date is entitled to one vote and holders of shares of Common Stock have cumulative voting rights in connection with the election of directors. A stockholder may cumulate votes for the election of directors by multiplying the number of votes to which the stockholder is entitled by eight (the number of directors to be elected) and casting all such votes for one nominee or distributing them among any two or more nominees.

VOTING

  The vote of the holders of (i) a plurality of votes cast at the Meeting is required for the election of directors and (ii) a majority of the stock having voting power present in person or represented by proxy is required to approve the amendment and restatement of the Stock Plan and to ratify the selection of Price Waterhouse LLP as independent accountants. If a stockholder abstains from voting on any matter, the Company intends to count the abstention as present for purposes of determining whether a quorum is present at the Meeting for the transaction of business. Unless contrary instructions are indicated on a proxy, the shares of Common Stock represented by such proxy will be voted FOR the election as directors of the nominees named in this proxy statement, FOR the amendment and restatement of the Stock Plan and FOR ratification of the selection of Price Waterhouse LLP as independent accountants. Additionally, the Company intends to count broker "nonvotes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A nonvote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and nonvotes will not be counted as votes cast for or against items submitted for a vote of stockholders. Therefore, abstentions and broker nonvotes have the same effect as votes against a proposal.

  Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting. If other matters are presented properly to the stockholders for action at the Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

  Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Meeting; but if not revoked, the shares of Common Stock represented by such proxy will be voted.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Board of Directors has nominated for election at the Meeting the eight persons named below to serve until the next Annual Meeting of Stockholders or until their successors are elected, and each has consented to being named as a nominee. All of the nominees are currently directors of the Company.

  It is anticipated that proxies will be voted for the nominees listed below, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the proxy holders named in the proxies have advised that they will vote for the election of such substitute or additional nominees as the Board of Directors may propose.

  In the election of directors, each stockholder voting in person or by proxy shall have the number of votes to which such stockholder would otherwise be entitled multiplied by eight (the number of directors to be elected). If there are no nominees other than those set forth in this proxy statement, the named proxies will then allocate the cumulated votes equally among the nominees for which authority to vote has been granted. If there are additional nominees, the named proxies will allocate the cumulated votes among the nominees for which authority to vote has been granted in the manner which appears to the named proxies most likely to result in the greatest number of nominees set forth herein being elected, unless a different allocation of votes is specified on the proxy card.

  The name and age of each nominee, his principal occupation for at least the past five years and other information is set forth below and is based upon information furnished to the Company by such nominee.

NOMINEES FOR ELECTION

  RAY W. BALLMER (AGE 71). Mr. Ballmer has been a director of the Company since 1994 and served as the Company's Chairman of the Board, on an interim basis, from February to August 1997. From 1982 to 1991, Mr. Ballmer served first as President and Chief Operating Officer and then as Chief Executive Officer of Rio Algom Limited. From 1975 until 1983, he served first as Executive Vice President and then as President of Amoco Minerals. Prior to 1975, Mr. Ballmer served as Managing Director of Bougainville Copper and held a number of senior operating positions with Kennecott Corporation.

  DOUGLAS D. DONALD (AGE 75). Mr. Donald has been a director of the Company since May 1997. Mr. Donald is an independent financial advisor with the financial consulting firm of Amster Yard, a position he has held since 1996. From 1988 to 1996, he was a manager of the Scudder Gold Fund, a mutual fund, at Scudder, Stevens & Clark. Mr. Donald is also a director of Piedmont Mining Company, Repadre Capital Corp. and the Gold Growth Fund.

  JOHN W. ESCHENLOHR (AGE 61). Mr. Eschenlohr has been a director of the Company since April 1996. Mr. Eschenlohr served as Executive Vice President of Degussa Corporation, one of the world's largest users of palladium, from 1980 until his retirement in September 1997. Mr. Eschenlohr also served as a director of Degussa Corporation until September 1997. Prior to joining Degussa in 1980, he served as Vice President of Engelhard Corporation with responsibility for precious metals refining operations.

  LAWRENCE M. GLASER (AGE 42). Mr. Glaser has been a director of the Company since May 1997. Mr. Glaser presently serves as Senior Global Mining Analyst of Caspian Securities ("Caspian") in New York, a position he has held since May 1997. From 1992 until joining Caspian, Mr. Glaser was a mining analyst at Muzinich & Co. Inc., a registered broker/dealer.

  PETE INGERSOLL (AGE 67). Mr. Ingersoll has been a director of the Company since May 1997. Since 1993, Mr. Ingersoll has been a managing partner of Ingersoll, Parker & Longabaugh, a mining company consulting firm. From 1987 to 1992, Mr. Ingersoll was a Senior Vice President of the metals and mining equity research group of Lehman Brothers, Inc. He is also a director of Getchell Gold Corporation.

  WILLIAM E. NETTLES (AGE 54). Mr. Nettles has been Chairman of the Board of the Company since he joined the Company as Chief Executive Officer in August 1997. Mr. Nettles served as the Vice President and Chief Financial Officer of Engelhard Corporation from 1995 to 1997 and served as a Vice President and General Manager from 1988 to 1994. Pursuant to Mr. Nettles employment agreement with the Company, Mr. Nettles was appointed Chairman of the Board, and the Company agreed to nominate and to use its reasonable efforts to cause him to be elected to serve as a member of the Board of Directors. See "Employment Agreements."

  TED SCHWINDEN (AGE 72). Mr. Schwinden has been a director of the Company since October 1994. From 1981 until 1989, Mr. Schwinden served as the Governor of the State of Montana, and from 1977 until 1981 as the Lieutenant Governor of the State of Montana. From 1969 until 1976, he served as the Director of the Montana Department of State Lands.

  PETER STEEN (AGE 67). Mr. Steen has been a director of the Company since October 1994. Mr. Steen previously served on the Board of Directors of Santa Fe Pacific Gold Corporation, a position he assumed in February 1996 until 1997. He served as Chairman of Eldorado Corporation Ltd. from 1993 until September 1994 and he was the President, Chief Executive Officer and a Director of Lac Minerals Ltd. from August 1994 until September 1994. From 1992 to 1994, he served as the President and Chief Operating Officer of Homestake Mining Company. Previously, he served as the President and Chief Executive Officer of International Corona Corporation in Vancouver, Canada. Mr. Steen is also a director of Dynatic Corporation and Tiomin Resources, Inc.

MEETINGS AND COMMITTEES OF THE BOARD

  The Board of Directors met 15 times during fiscal 1997. Each director attended 75% or more of the total number of such meetings and committee meetings on which he served that were held during 1997. The Board of Directors has established the following standing committees:

  AUDIT COMMITTEE. The Audit Committee held four meetings during 1997 and currently is comprised of Messrs. Schwinden (Chairman), Ingersoll and Steen. The Audit Committee reviews the accounting principles and procedures of the Company and its annual financial reports and statements, recommends to the Board of Directors the engagement of the Company's independent accountants, reviews with the independent accountants the plans and results of the auditing engagement and considers the independence of the Company's auditors.

  COMPENSATION COMMITTEE. The Compensation Committee held one meeting during 1997 and is currently comprised of Messrs. Ballmer (Chairman), Donald and Glaser. The principal responsibilities of the Compensation Committee are to establish policies and periodically determine matters involving executive compensation, recommend changes in employee benefit programs, approve the grant of stock options and stock awards under the Stock Plan and provide counsel regarding key personnel selection.

  MARKETING COMMITTEE. The Marketing Committee held one meeting during 1997 and is currently comprised of Messrs. Eschenlohr (Chairman) and Glaser. The principal responsibilities of the Marketing Committee are to provide consultation and guidance with respect to forward sales and hedging policies.

  NOMINATION OF DIRECTORS. Nominations of persons for election as directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors, (ii) by any nominating committee or persons appointed by the Board of Directors or (iii) by any stockholder of the Company entitled to vote for the election of directors if the stockholder gives timely notice (the "Stockholder Notice"). The Stockholder Notice will be timely if delivered to or mailed and received at the principal executive office of the Company not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such notice of the meeting date was mailed or such public disclosure was made, whichever occurs first. The Stockholder Notice to the secretary of the Company must set forth the name, age, business address and residence address of each person whom the stockholder proposes to nominate for election or reelection as a director, his or her principal occupation or employment, the class and number of shares of capital stock of the Company which are beneficially owned by the person and other information required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be disclosed. The Stockholder Notice must also set forth the name and record address of the stockholder giving the notice and the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder.

DIRECTOR COMPENSATION

  The Company pays each nonemployee director $1,000 per meeting of the Board of Directors attended. Nonemployee members of all committees of the Board of Directors (with the exception of the chairman of each standing committee), receive fees of $1,000 for each committee meeting attended; however, the chairman of each standing committee of the Board of Directors receives a fee of $1,500 for each committee meeting attended. Directors are also reimbursed for reasonable travel expenses.

  The Stock Plan provides that each nonemployee director will be granted nonqualified stock options ("NSOs") to purchase 15,000 shares of Common Stock, vesting in six months, upon his or her initial election to the Board of Directors. An additional NSO to purchase 7,500 shares of Common Stock will be granted to each nonemployee director on his or her first reappointment or reelection, vesting six months after such reappointment or reelection. The exercise price of options granted to nonemployee directors under the Stock Plan will be the fair market value of a share of Common Stock on the date of grant. A nonemployee director may elect not to accept such options.

  In May 1997, Mr. Ballmer was appointed as Chairman on an interim basis until Mr. Nettles joined the Company as Chairman and Chief Executive Officer in August 1997. Mr. Ballmer received $136,500 ($2,500 per day) for serving as Chairman during such time.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid by the Company to the Company's chief executive officer and the other executive officer whose individual salary and bonus exceeded $100,000 during 1997 and two individuals who served as executive officers during 1997 but were not serving as executive officers at the end of the fiscal year (collectively, the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                              LONG TERM
                               ANNUAL COMPENSATION       COMPENSATION AWARDS
                              ----------------------    ----------------------
                                              OTHER
                                             ANNUAL     RESTRICTED  SECURITIES ALL OTHER
                                             COMPEN-      STOCK     UNDERLYING  COMPEN-
NAME AND PRINCIPAL            SALARY  BONUS  SATION       AWARDS     OPTIONS    SATION
POSITION                 YEAR   ($)    ($)     ($)         ($)         (#)      ($)(1)
------------------       ---- ------- ------ -------    ----------  ---------- ---------
William E. Nettles(2)... 1997 177,632 80,000 $66,810(3)      --      100,000        633
 Chairman and Chief
 Executive Officer
John E. Andrews......... 1997 151,731 12,720     --       20,125(4)    8,500      9,828(5)
 President and Chief     1996 151,154    --      --          --        8,500      9,882
 Operating Officer       1995 150,000 15,000     --          --        8,000     10,044
Charles R. Engles(6).... 1997  28,125    --      --       42,000(4)      --     442,736(5)(7)
 Former Chief            1996 195,000    --      --          --       20,000     12,847
 Executive Officer       1995 195,000 36,758     --          --       18,500     13,057
R. Daniel Williams(8)... 1997 135,000 36,000     --       11,375(4)    6,500    143,862(5)(9)
 Former Vice President
  and                    1996 123,231    --      --          --        6,500      6,669
 Chief Financial Officer 1995  50,000 15,000     --          --       30,000     44,583

--------
(1) Amounts include life insurance premium payments during 1997 of: $633 for Mr. Nettles; $828 for Mr. Andrews; $449 for Mr. Engles; and $662 for Mr. Williams.
(2) Mr. Nettles was elected an executive officer and a director of the Company in August 1997. The 1997 compensation amounts represent compensation paid for August through December 1997.
(3) Amount includes $51,810 for moving expenses reimbursed in 1997.
(4) Shares of restricted stock were awarded in January 1997 to executives in lieu of bonuses for 1996 and salary increases for 1997 as follows: 1,150 shares to Mr. Andrews; 2,400 shares to Mr. Engles and 650 shares to Mr. Williams. Restrictions on such shares lapse 50% after one year and the remainder after two years. As of December 31, 1997, restricted stock holdings were valued at $19,263, $542,700 and $10,888 for Messrs. Andrews, Engles and Williams, respectively.
(5) Amounts include 401(k) contributions made by the Company of: $9,000 for Mr. Andrews; $11,408 for Mr. Engles; and $7,200 for Mr. Williams.
(6) Mr. Engles resigned as an executive officer and a director in February
    1997.
(7) Amount includes $430,879 in severance payments.
(8) Mr. Williams resigned as an executive officer in October 1997.
(9) Amount includes $136,000 in severance payments.

EMPLOYMENT AGREEMENTS

  The Company has entered into employment agreements with Messrs. Nettles, Andrews, Williams and Engles.

  WILLIAM E. NETTLES. Mr. Nettles' employment agreement became effective on August 13, 1997 and has a term of three years. It is terminable by the Company or Mr. Nettles upon 90 days' notice. Under the agreement, Mr. Nettles is entitled to receive an initial base salary of $275,000, subject to adjustment, a performance based cash bonus in an amount to be determined by the Board (the target of which is 65% of base salary and the maximum of which cannot exceed 130% of base salary), options to purchase 100,000 shares of Common Stock and employee benefits. If Mr. Nettles is terminated without cause or resigns voluntarily for Good Reason (as defined in the employment agreement), the Company is required to pay him an amount equal to his annual base salary plus his target bonus. The severance benefits shall continue for a three year period following the date of termination if such termination occurs within the initial employment term, and for a two year period following the date of termination if such termination occurs after the initial employment term. In addition, any previously unvested options or restricted stock held by Mr. Nettles would immediately vest. In the event of a change of control of the Company, if the Company terminates Mr. Nettles without cause, or Mr. Nettles resigns for good reason, within two years of the change of control, Nettles will be entitled to receive 300% of his base salary and target bonus in a lump sum, a continuation of employee benefits for three years and any accrued compensation or unreimbursed expenses. The employment agreement also contains a customary nondisclosure covenant, a one-year covenant not to compete and an agreement by the Company to use commercially reasonable efforts to obtain and maintain customary directors' and officers' liability insurance covering Mr. Nettles. Under the employment agreement, the Board agreed to use its reasonable best efforts to cause Mr. Nettles to be elected to serve as a director.

  JOHN E. ANDREWS. Mr. Andrews' employment agreement became effective on September 19, 1994 and had an original term of one year, which is continued from year to year unless altered or terminated. It is terminable by the Company or Mr. Andrews upon 90 days' notice. The agreement entitles Mr. Andrews to receive an initial base salary of $150,000, subject to adjustment, a performance bonus in an amount to be determined by the Board (the target of which is 50% of his base salary and the maximum of which cannot exceed 100% of base salary), options to purchase 100,000 shares of Common Stock and standard employee benefits. If Mr. Andrews is terminated without cause or resigns voluntarily for good reason, the Company is required to pay him an amount equal to his annual base salary plus his target bonus. The employment agreement also contains a customary nondisclosure covenant and a one-year covenant not to compete.

  CHARLES R. ENGLES. Mr. Engles' employment agreement became effective on October 4, 1994 and had an original term of one year, which was continued from year to year until it was terminated in February 1997. The agreement entitled Mr. Engles to receive an initial base salary of $195,000, subject to adjustment, a performance bonus in an amount to be determined by the Board (the target of which was 65% of his base salary and the maximum of which could not exceed 130% of base salary), options to purchase 40,000 shares of Common Stock and standard employee benefits. Pursuant to the terms of the employment agreement, the Company was required to pay Mr. Engles his annual base salary plus his target bonus when the employment agreement was terminated. The employment agreement contained a customary nondisclosure covenant, a one-year covenant not to compete and an agreement by the Company to use commercially reasonable efforts to obtain and maintain customary directors' and officers' liability insurance covering Mr. Engles.

  R. DANIEL WILLIAMS. Mr. Williams' employment agreement became effective on August 1, 1995 and had an original term of one year, which was continued from year to year until notice of termination in October 1997. The employment agreement entitled Mr. Williams to receive an initial base salary of $120,000, subject to adjustment, a performance bonus in an amount to be determined by the Board (the target of which was 30% of his base salary and the maximum of which could not exceed 60% of base salary), options to purchase 30,000 shares of Common Stock and standard employee benefits. Pursuant to the terms of the agreement, the Company was required to pay Mr. Williams his annual base salary plus his target bonus when the agreement was terminated. The employment agreement contained a customary nondisclosure covenant and a one-year covenant not to compete.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of the Section 16(a) reports and written representations the Company has received, the Company believes that during fiscal 1997, all of its directors, executive officers and greater than 10% beneficial owners had timely filed all required reports except that Mr. Donald inadvertently failed to report one transaction in 1997.

STOCK OPTION GRANTS

  The following table contains information concerning the grant of stock options under the Stock Plan to the Named Executive Officers in 1997:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                    POTENTIAL REALIZABLE
                         NUMBER OF  % OF TOTAL                        VALUE AT ASSUMED
                         SECURITIES  OPTIONS                        ANNUAL RATES OF STOCK
                         UNDERLYING GRANTED TO                       PRICE APPRECIATION
                          OPTIONS   EMPLOYEES  EXERCISE              FOR OPTION TERM(2)
                          GRANTED   IN FISCAL    PRICE   EXPIRATION ---------------------
NAME                       (#)(1)      YEAR    ($/SH)(1)    DATE        5%        10%
----                     ---------- ---------- --------- ---------- ---------- ----------
William E. Nettles...... 100,000(3)    45%      $21.00    8/13/07   $1,320,679 $3,346,859
John E. Andrews.........   8,500(4)     3%      $17.50    1/23/07   $   93,548 $  237,069
Charles R. Engles.......  22,000(4)    10%      $17.50    1/23/07   $  242,124 $  613,591
R. Daniel Williams......   6,500(4)     2%      $17.50    1/23/07   $   71,537 $  181,288

--------
(1) The exercise price for each grant is equal to 100% of the fair market value of a share of Common Stock on the date of grant.
(2) Assumed values result from the indicated prescribed rates of stock price appreciation through the expiration date. The actual value of these option grants is dependent on the future performance of the Common Stock.
(3) Option vests and becomes exercisable in three equal annual installments on the anniversary date of the date of grant. Option automatically vests and becomes exercisable immediately upon a change in control of the Company or in the event Mr. Nettles is terminated without cause or resigns for Good Reason (defined to include failure by the Company to cause Mr. Nettles to continue as Chairman of the Board).
(4) Option vests and becomes exercisable twelve months after the date of grant. Option automatically vests and becomes exercisable immediately upon a change in control of the Company.

OPTION VALUES

  The following table sets forth information with respect to the Named Executive Officers concerning option exercises during 1997, the value realized upon exercise and the number and value of unexercised options held as of December 31, 1997.

                         FISCAL YEAR END OPTION VALUES

                          SHARES
                         ACQUIRED             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                            ON      VALUE    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                         EXERCISE REALIZED     OPTIONS AT 12/31/97            AT 12/31/97
NAME                       (#)       ($)    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE($)
----                     -------- --------- ------------------------- ----------------------------
William E. Nettles......     --         --          0/100,000                          0
John E. Andrews.........     --         --          100,000/0                   $ 15,750
Charles R. Engles.......  65,000  1,208,681         145,500/0                   $767,325
R. Daniel Williams......     --         --           36,500/0                          0

--------
(1) Amounts shown in this column represent the market value of the underlying Common Stock at December 31, 1997 of $16.75 per share less the exercise price. The actual value, if any, an executive officer may realize will depend upon the amount by which the market price of the Common Stock exceeds the exercise price when the options are exercised.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee of the Board of Directors is responsible for establishing and administering the compensation philosophy, policies and plans for the executive officers of the Company. The Compensation Committee's executive compensation philosophy is to provide a program that will be able to attract and retain high caliber managerial and technical talent and that ties compensation with the performance of the Company and the sustained creation of stockholder value. As a result, the Company's compensation program reflects a strong performance and long term orientation. The compensation program also is designed to encourage stock ownership. The Compensation Committee believes that such ownership effectively motivates executives to increase stockholder value and aligns the interests of executives with those of stockholders of the Company.

  The Company's executive compensation program consists of three principal components: (1) base salary, (2) an annual incentive bonus and (3) stock options.

  BASE SALARY. The initial base salary payable to an executive officer is determined pursuant to the terms of the executive officer's employment agreement and is adjusted annually at the discretion of the Compensation Committee. In establishing the executive's initial base salary, the Compensation Committee considered the salaries of executive officers in comparable positions in other United States mining companies of similar size and established executive salaries at levels below the median. In establishing annual adjustments to executive salaries, the Compensation Committee considers quantitative measures related to the Company's financial performance and a number of qualitative measures related to the executive's duties and responsibilities. In an effort to conserve cash, in January 1997 awards of restrictive stock were granted to executive officers in lieu of a salary increase for 1997.

  ANNUAL INCENTIVE BONUS. Each executive officer's employment agreement provides for a bonus payable at the discretion of the Compensation Committee and at an amount targeted and limited to a percentage of the executive's salary. The Compensation Committee awards bonuses based on the achievement of certain Company objectives and on a review of the executive officer's performance. Actual bonus awards vary depending upon the degree of achievement relative to the Company's and the individual's objectives. For each component, no award is made unless certain minimum performance levels are achieved. The Compensation Committee reserves the right to increase or decrease the amount of each bonus as compared to the amount established under the formula. As the Company's objectives for 1997 were not achieved, bonuses were awarded based on the achievement of individual objectives only, and, consequently, bonuses for 1997 were below targeted amounts.

  STOCK OPTIONS. The purpose of the Stock Plan is to reward and provide incentives for executive officers, employees, nonemployee directors and consultants of the Company by providing them with an opportunity to acquire an equity interest in the Company, thereby increasing their personal interest in its continued success and progress. In 1997, stock option grants to executive officers were consistent with the Company's compensation philosophy of emphasizing performance oriented pay and were determined by comparison with the compensation practices of other similar companies. The grants were designed to provide total compensation at the seventy-fifth percentile level provided the Company's stock performs at the seventy-fifth percentile level.

  CHAIRMAN AND CHIEF EXECUTIVE OFFICER'S 1997 COMPENSATION. Mr. Nettles' base salary of $275,000 and bonus of $80,000 were established pursuant to an employment agreement executed upon his employment with the Company in August 1997. Also in accordance with his employment agreement, in 1997 Mr. Nettles was granted options to purchase 100,000 shares of Common Stock, vesting over a period of three years, as the long term component of his annual compensation. In establishing Mr. Nettles initial base salary and bonus, the Compensation Committee considered the salaries paid to chief executive officers at other precious metals companies.

  SECTION 162(M). Under Section 162(m) of the Internal Revenue Code, as amended, federal income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock options exercises and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. The Compensation Committee intends to design the Company's compensation programs so that the total compensation paid to any employee will not exceed $1 million in any one year.

                                          Ray W. Ballmer
                                          Douglas D. Donald
                                          Lawrence M. Glaser

PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on the Common Stock over the period from the Company's initial public offering on December 16, 1994 to December 31, 1997 with the cumulative total return on the Standard & Poor's 500, the JSE Actuaries' Platinum Index (converted into U.S. dollars), the North American regional index of the Financial Times Gold Mines Index, and the Standard & Poor's Small Cap Gold and Precious Metals Index, assuming the reinvestment of all dividends. The Company has decided to change to the Standard and Poor's Small Cap Gold and Precious Metals Index from the Johannesburg Stock Exchange
(JSE) Actuaries' Platinum Index, a subsection of the JSE Actuaries' All Share Index (converted into U.S. dollars), and the North American regional index of the Financial Times Gold Mines Index because the Company believes that the corporations included in the Standard & Poor's Small Cap Gold and Precious Metals Index are more comparable to the Company.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN



LOGO
[GRAPH APPEARS HERE]

                                    12/16/94 12/31/94 12/31/95 12/31/96 12/31/97
                                    -------- -------- -------- -------- --------
Stillwater Mining Company.........    $100     $103     $145     $137     $128
S&P 500...........................     100      101      139      171      228
Financial Times Gold Mines Index..     100      103      114      115       71
JSE Actuaries' Platinum Index.....     100      106       69       52       55
S&P Small Cap Gold & Precious Met-
 als..............................     100      103       83       87       60

                                 PROPOSAL TWO
                 AMENDMENT AND RESTATEMENT OF 1994 STOCK PLAN

GENERAL

  The 1994 Stock Plan, as amended by the First Amendment to 1994 Stock Plan dated April 24, 1997 (the "Stock Plan"), is intended to promote the interests of the Company and its stockholders by attracting and retaining personnel, including executive and other key employees, consultants and directors of the Company and its affiliates, motivating such individuals by means of performance-related incentives to achieve long term performance goals, and enabling employees, nonemployee directors and consultants to participate in the long term growth and financial success of the Company. The Stock Plan became effective upon its approval by the stockholders of the Company in September 1994 and expires on September 16, 2004.

DESCRIPTION OF AMENDMENTS

  In May of 1997, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, amended the Stock Plan (the "1997 Amendments") to reflect the amendments adopted by the Securities and Exchange Commission to Rule 16b-3 under the Exchange Act and to allow the Board of Directors or the Compensation Committee of the Board of Directors to grant awards to consultants. In January 1998, the Board, also upon the recommendation of the Compensation Committee, approved the amendment and restatement of the Stock Plan in the form of the 1998 Equity Incentive Plan (the "Amended Plan"), subject to stockholder approval. The Amended Plan reflects the 1997 Amendments and increases the number of shares of Common Stock authorized for issuance by 1,000,000 shares, from a total of 1,500,000 shares to 2,500,000 shares. The Amended Plan is set forth in its entirety as Appendix A to this Proxy Statement. At March 31, 1998, no shares remained available for future grant under the Stock Plan. The Board approved the increase in the number of shares authorized for issuance to ensure the continued availability of the Stock Plan to attract, retain and motivate employees, consultants and directors of the Company and its affiliates and to enable such individuals to participate in the long term growth and financial success of the Company.

BOARD RECOMMENDATION FOR STOCKHOLDER APPROVAL

  The Board of Directors recommends that the stockholders approve the Amended Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote will be required to approve the Amended Plan.

PLAN ADMINISTRATION

  The Amended Plan will be administered by the Board or a committee of the Board designated by the Board and composed of not less than the minimum number of nonemployee directors required by Rule 16b-3 (the "Committee"). Subject to the terms of the Amended Plan and applicable law, the Board or the Committee determines the persons to whom awards are granted, the types of awards granted, the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards granted, and the terms and conditions of any award under the Amended Plan and interprets and administers the Amended Plan.

AWARDS AVAILABLE UNDER THE AMENDED PLAN; ELIGIBILITY

  Under the Amended Plan, the Board or the Committee may grant awards to employees, non-employee directors or consultants. As of March 31, 1998, the Company had approximately 675 employees, seven non-employee directors and two consultants. Awards granted under the Amended Plan may consist of options, stock appreciation rights ("SARs") (rights to receive an amount equal to the excess of the fair market value of shares on the date of exercise of the SAR over the grant price), restricted stock (stock subject to forfeiture based on certain conditions) or other stock-based awards except that nonemployee directors may not be granted SARs. Stock options granted under the Amended Plan may be incentive stock options ("ISOs") intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or options that are not intended to be ISOs ("NSO"). ISOs only may be granted to persons who are employees of the Company. NSOs may be granted to employees, nonemployee directors or consultants to the Company. Restricted stock awards will provide for the payment of dividends unless otherwise determined by the Board or Committee. Such dividends may be paid directly to the holder of the stock or may be reinvested in additional shares of restricted stock and may be subject to risk of forfeiture and/or transfer restrictions for such period of time as is established by the Board or Committee.

TERMS OF AWARDS

  The following is a description of the permissible terms of awards under the Amended Plan. Individual awards may be more restrictive as to any or all of the permissible terms described below.

  EXERCISE, GRANT OR PURCHASE PRICE. The Board or the Committee establishes the exercise price of the options, the grant price of SARs or the exercise or purchase price of other stock based awards at the time such award is granted. Except in the case of awards the exercise of which would result in the cancellation of another award, the exercise, grant or purchase price must not be less than the fair market value of the shares on the date of grant. If an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any ISOs granted to such employee must have an exercise price of at least 110% of the fair market value of the shares on the date of grant. At March 31, 1998, the closing price of a share of Common Stock on the American Stock Exchange was $25.25 per share.

  CONSIDERATION FOR AWARDS; PAYMENT. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Payment for shares or other securities to be delivered pursuant to the Amended Plan may be made by such method or methods and in such form or forms as the Board or the Committee determines, including cash, shares, other securities, other awards or other property, or any combination thereof.

  VESTING; TERM; CANCELLATION. The Board or the Committee determines any vesting period for options, SARs or other stock based awards, except that for automatic grants of options to nonemployee directors (as described below under "Automatic Grants to Nonemployee Directors), the vesting period is six months after the date of grant and for SARs, the vesting period cannot be less than six months after the date of grant unless the Board or Committee otherwise decides. The Board or the Committee also determines the terms of the awards, except that the term of options automatically granted to nonemployee directors must be the lesser of ten years after the date of grant or one year after the termination of services as a director and the term of any ISO may not be more than ten years from the date of grant. The Board or the Committee may cause any award to be canceled in consideration of a cash payment or alternative award (equal to the fair market value of the award to be canceled) made to the holder of such canceled award.

  RESTRICTIONS ON TRANSFERABILITY. Awards other than ISOs are transferable to the extent provided in any award agreement. ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, except that a beneficiary of the ISO upon the grantee's death may be designated. In addition, the ISOs may be exercised during the lifetime of the grantee only by the grantee.

  AUTOMATIC GRANTS TO NONEMPLOYEE DIRECTORS. Each nonemployee director of the Company is automatically granted, upon his or her election to the Board, an NSO to purchase 15,000 shares of Common Stock and, upon his or her first reelection to the Board, an NSO to purchase an additional 7,500 shares of Common Stock. The maximum aggregate number of shares as to which options can be granted under the Amended Plan to any nonemployee director is limited to 22,500 shares. A nonemployee director can elect not to receive options.

ADJUSTMENT PROVISIONS

  If the Board or the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is determined by the Board or Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan, then the Board or Committee will, in such manner as it deems equitable, adjust any or all of the number of shares or the kind of equity securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted or which are subject to outstanding awards and the grant or exercise price with respect to any award or provide for a cash payment to holders of outstanding awards, subject to the terms of the Amended Plan. In addition, if the Company or any affiliate of the Company assumes outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another business or another corporation or business entity, the Board or the Committee may make such adjustments, not inconsistent with the terms of the Amended Plan, in the terms of awards as it deems appropriate in order to achieve reasonable comparability or an equitable relationship between the assumed awards and the awards as so adjusted. Furthermore, the Board or the Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, any affiliate of the Company or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan.

PLAN AMENDMENTS

  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an award agreement or in the Amended Plan, the Board may amend, alter, suspend, discontinue or terminate the Amended Plan at any time without the consent of any stockholder, participant, other holder or beneficiary of an award or other person unless stockholder approval is necessary to comply with, or to obtain exemptive relief under, any tax or regulatory requirement that the Board deems desirable to comply with, or obtain exemptive relief under, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. The Board or the Committee may amend the Amended Plan in such a manner as may be necessary so as to have it conform with local rules and regulations in any jurisdiction outside the United States.

AWARD AMENDMENTS

  The Board or the Committee may waive any conditions or rights under, amend any terms of, or accelerate or alter any award previously granted, prospectively or retroactively, without the consent of any relevant participant or holder or beneficiary of an award, provided that such action does not materially impair the rights of any participant or holder or beneficiary of an award without such person's consent or result in a decrease in the fair market value of an award without such participant's, holder's or beneficiary's consent.

NEW PLAN BENEFITS

  The following table presents certain information with respect to option grants under the Amended Plan expected during 1998 to the Named Executive Officers (as defined in "Executive Compensation" above), all executive officers as a group, all directors who are not executive officers as a group, and all employees who are not executive officers as a group.

                               NEW PLAN BENEFITS
                          1998 EQUITY INCENTIVE PLAN

NAME AND POSITION                                            NUMBER OF SHARES(1)
-----------------                                            -------------------
William E. Nettles..........................................          --
 Chief Executive Officer
John E. Andrews.............................................       45,000(2)
 President and Chief Operating Officer
Charles R. Engles...........................................          N/A
 Former Chief Executive Officer
R. Daniel Williams..........................................          N/A
 Former Chief Financial Officer
Executive Group.............................................       45,000(2)
Nonexecutive Director Group.................................       30,000(3)
Nonexecutive Officer Employee Group(4)......................          --

--------
(1) The closing price per share of Common Stock as of March 31, 1998 was $25.25.
(2) Stock option was granted at an exercise price of $19.125 per share.
(3) Pursuant to the terms of the Amended Plan, a stock option to purchase 7,500 shares of Common Stock will be issued to each of Messrs. Donald, Glaser and Ingersoll on May 15, 1998 if they are re-elected as directors of the Company. The exercise price will be equal to the fair market value per share of Common Stock on such date.
(4) In January 1998, the Board of Directors adopted the Stillwater Mining Company General Employee Stock Plan (the "General Employee Plan") for nonexecutive officers and authorized 200,000 shares of Common Stock for issuance under that plan. During 1998 grants will be made to nonexecutive officer employees under the General Employee Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED PLAN

  The following is a general summary of the federal income tax consequences that may apply to recipients of options, SARs, restricted stock or other stock awards under the Amended Plan. Because the application of tax laws may vary according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences to him or her of participating in the Amended Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

  INCENTIVE STOCK OPTIONS. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no taxable income is recognized upon exercise of an ISO unless the alternative minimum tax applies as described below. However, a participant who exercises an ISO recognizes taxable gain or loss when the participant sells his or her shares. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as long term capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. Any long term capital gain will be taxed at a rate of 20% if, at the time the shares are sold, the participant held the shares for more than 18 months from the date the option was exercised; otherwise, the long term capital gain will be taxed at a rate of 28%. If a participant is entitled to long term capital gain treatment upon a sale of the stock, the Company will not be entitled to any compensation expense deduction with respect to the ISO shares.

  If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the compensation income on exercise of the option is recognized in the year of the disqualifying disposition and generally may not exceed the excess of the amount realized in the sale of the stock over the option price.

  EFFECT OF ALTERNATIVE MINIMUM TAX. The difference between the option price and the fair market value of the shares on the date of exercise of an ISO will be a tax preference item for alternative minimum tax ("AMT") purposes and may give rise to an AMT liability for certain taxpayers. AMT is payable if and to the extent that it exceeds the taxpayer's regular tax liability. Subject to certain limitations, any AMT paid may be credited against a taxpayer's regular tax liability in subsequent tax years. In addition, special rules may apply with respect to (I) certain subsequent sales of the shares in a disqualifying disposition and (ii) certain basis adjustments in computing the alternative minimum taxable income on a subsequent sale of the shares.

  NON-STATUTORY STOCK OPTIONS. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. A participant generally recognizes no taxable income as the result of the grant of an NSO. Upon exercise of an NSO, the participant normally recognizes ordinary income in the amount of the difference between the option price and the fair market value of the stock on that date. If the participant is an employee of the Company, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of an NSO, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as a capital gain or loss. A capital gain or loss will be long term if the optionee has held the shares more than twelve months from the date of recognition of income. Any long term capital gain will be taxed at a rate of 20% if, at the time the shares are sold, the participant held the shares for more than 18 months from the date the option was exercised; otherwise, the long term capital gain will be taxed at a rate of 28%. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the NSO.

  If the participant is subject to Section 16(b) of the Exchange Act, the date for measuring taxable income potentially may be deferred for up to six months after the date of exercise unless the optionee makes an election under Section 83(b) of the Code within 30 days after exercise. If a Section 83(b) election is made, the participant will be taxed currently upon exercise of the NSO in an amount equal to the excess, if any, of the fair market value of the shares at that time over the option price. Any future appreciation in the shares will be treated as capital gain upon the sale or exchange of the shares.

  STOCK APPRECIATION RIGHTS. A participant recognizes ordinary income upon the exercise of an SAR. The Company generally receives a deduction for amounts it pays in connection with SARs.

  RESTRICTED STOCK. In general, a participant will not recognize taxable income upon the receipt of restricted stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock will be treated as capital gain upon the sale or exchange of the stock. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to the participant and generally are deductible by the Company.

  WITHHOLDING. The Company's obligation to deliver shares of Common Stock on the exercise of stock options under the Amended Plan is subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements. The Company may withhold any taxes required by any federal, state, or local law or regulation in connection with any stock option or other award under the Amended Plan, including withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

  The Board may provide holders of NSOs or restricted stock with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of stock options or the lapsing of restrictions on restricted stock, as applicable. Such right may be provided to any such holder by (i) the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such NSOs, a number of shares with an aggregate fair market value equal to the amount of taxes due as designated by such holder; or (ii) the election to deliver to the Company, at the time the NSO is exercised or the restrictions lapse on shares of restricted stock, shares of Common Stock previously acquired by such holder with an aggregate fair market value equal to the amount of taxes due as designated by such holder.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table includes information as of March 1, 1998, except as otherwise indicated, concerning the beneficial ownership of Common Stock by
(i) stockholders known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director, director nominee and Named Executive Officer of the Company, and (iii) all directors, director nominees and executive officers of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.

                                                                        PERCENT
NAME AND ADDRESS                                                          OF
OF BENEFICIAL OWNER                                            AMOUNT    CLASS
-------------------                                           --------- -------
American Express Company and affiliates...................... 2,250,852  11.1%
 American Express Tower
 World Financial Center
 New York, New York 10285(1)
Scudder Kemper Investments, Inc.............................. 1,143,018   5.7%
 Two International Place
 Boston, MA 02110(2)
The Prudential Insurance Company of America.................. 1,087,400  5.34%
 751 Broad Street
 Newark, NJ 07102-3777(3)
Ray W. Ballmer(4)............................................    33,750     *
Douglas D. Donald(5).........................................    17,100     *
John W. Eschenlohr(4)........................................    24,500     *
Lawrence M. Glaser(6)........................................    15,600     *
Pete Ingersoll(7)............................................    16,000     *
William E. Nettles...........................................     7,700     *
Ted Schwinden(8).............................................    22,100     *
Peter Steen(4)...............................................    41,250     *
John E. Andrews(9)...........................................   109,700     *
Charles R. Engles(10)........................................   200,325     *
R. Daniel Williams(11).......................................    43,650     *
All directors and executive officers as a group (11 per-
 sons)(4)(5)(6)(7)(8)(9)(10)(11) ............................   614,425   2.9%

--------
*  Indicates ownership of less than 1%.
(1) The number of shares reported in this table is based upon the Schedule 13G, dated December 31, 1997, filed jointly by American Express Company and American Express Financial Corporation, which discloses that American Express Company and American Express Financial Corporation have shared dispositive power over 2,250,852 shares, and shared voting power over 102,552 shares as of December 31, 1997. The business address disclosed in
    Schedule 13G for American Express Financial Corporation is IDS Tower 10, Minneapolis, Minnesota 55440.
(2) The number of shares reported is based upon the Schedule 13G, dated February 12, 1998, filed by Scudder Kemper Investments, Inc. ("Scudder"), which discloses that Scudder had sole voting power over 272,350 shares, shared voting power over 539,868 shares, and sole dispositive power over 1,143,018 shares as of December 31, 1997.
(3) The number of shares reported is based upon the Schedule 13G, dated February 10, 1998, filed by The Prudential Insurance Company and certain related persons and/or entities, which discloses that The Prudential Insurance Company and such related persons and/or entities had sole voting power over 1,700 shares, shared voting power over 1,085,700 shares, sole dispositive power over 1,700 shares and shared dispositive power over 1,085,700 shares as of December 31, 1997.
(4) Includes 22,500 shares issuable upon exercise of stock options exercisable currently or within 60 days.
(5) Includes 1,200 shares held by EMD Partners, of which Mr. Donald is a general partner, (ii) 900 shares held by VY Trust, for which Mr. Donald is a joint trustee, and (iii) 15,000 shares issuable upon exercise of stock options exercisable currently or within 60 days.
(6) Includes 15,000 shares issuable upon exercise of stock options exercisable currently or within 60 days.
(7) Includes 15,000 shares issuable upon exercise of stock options exercisable currently or within 60 days. Mr. Ingersoll shares voting and investment power over 1,000 shares with his wife.
(8) Includes 22,100 shares issuable upon exercise of stock options exercisable currently or within 60 days.
(9) Includes 100,000 shares issuable upon exercise of stock options exercisable currently or within 60 days.
(10) Includes 145,500 shares issuable upon exercise of stock options exercisable currently or within 60 days.
(11) Includes 43,000 shares issuable upon exercise of stock options exercisable currently or within 60 days.

                                PROPOSAL THREE
                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  Unless otherwise directed by the stockholders, shares represented by proxy at the meeting will be voted in favor of ratification of the appointment of the firm of Price Waterhouse LLP as independent accountants for the Company for the year ending December 31, 1998. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

                       NOTICE OF CHANGE IN RIGHTS AGENT

  The Company entered into a Rights Agreement, dated October 26, 1995 (the "Rights Agreement"), under which each stockholder of record as of November 15, 1995, received a dividend in the form of Preferred Stock Purchase Rights, which rights permit the holder to purchase 1/1000th of a share of the Company's Series A Preferred Stock under certain circumstances involving a potential change of control of the Company. Pursuant to Section 21 of the Rights Agreement, the Company has elected to change the Rights Agent from American Securities Transfer & Trust, Incorporated to Harris Trust and Savings Bank.

                             STOCKHOLDER PROPOSALS

  The rules of the Securities and Exchange Commission permit stockholders of a company to present proposals for stockholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. The Company's Annual Meeting of Stockholders following the end of fiscal 1998 is expected to be held on or about April 25, 1999, and proxy materials in connection with that meeting are expected to be mailed on or about March 15, 1999. Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before December 7, 1998. The Company's Amended and Restated Bylaws also contain procedures to be followed for stockholder proposals for stockholder action, including the nomination of directors. See "Election of Directors."

                                    GENERAL

  The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. The enclosed proxy, however, gives discretionary authority in the event that any additional matters should be presented.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 is being mailed to stockholders with this Proxy Statement.

                                          By Order of the Board of Directors,

                                          [SIGNATURE OF MICHAEL A. SHEA]

                                          Michael A. Shea
                                          Secretary

                                  APPENDIX A

                           STILLWATER MINING COMPANY
                          1998 EQUITY INCENTIVE PLAN

  SECTION 1. PURPOSES. The purposes of this Stillwater Mining Company 1998 Equity Incentive Plan, as may be amended from time to time (the "Plan"), are to promote the interests of Stillwater Mining Company and its stockholders by
(i) attracting and retaining personnel, including executive and other key employees, consultants, and directors of the Company and its Affiliates, as defined below; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals, and (iii) enabling such employees, consultants and directors to participate in the long-term growth and financial success of the Company.

  SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

  "Alternative Award" shall mean an Award granted in tandem with, either at the same or a later time as, another Award having substantially similar economic characteristics, the exercise of which would result in the cancellation of such other Award.

  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, or Other Stock-Based Award.

  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

  "Board" shall mean the Board of Directors of the Company.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean (i) the Board, or (ii) a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of Persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with 16b-3 only, is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i).

  "Company" shall mean Stillwater Mining Company, together with any successor thereto.

  "Consultant" shall mean any Person who is engaged by the Company or any Affiliate to render consulting or advisory services as an independent contractor and is compensated for such services.

  "Employee" shall mean any employee of the Company or of any Affiliate.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee acting in good faith.

  "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

  "Non-Employee Director" (i) shall have the meaning set forth in Rule 16b-3(b)(3)(i) for purposes of the definition of "Committee" set forth in the Plan, and (ii) shall mean a director who is not an Employee of the Company for all other purposes, including, but not limited to, Section 6(a)(iv).

  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

  "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

  "Participant" shall mean any Employee, Non-Employee Director or Consultant selected by the Committee to receive an Award under the Plan.

  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

  "Restricted Period" shall mean the period of time selected by the Committee (as may be amended by the Committee from time to time) during which a grant of Restricted Stock may be forfeited to the Company.

  "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

  "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

  "SEC" shall mean the Securities and Exchange Commission, or any successor thereto and shall include the staff thereof.

  "Shares" shall mean the common shares of the Company, $.01 par value, or, following an adjustment under Section 4(b) of the Plan, such other securities or property as may become subject to Awards in substitution for such common shares pursuant to such adjustment.

  "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION.

  (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to eligible Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (b) Determinations Under the Plan. Unless otherwise expressly provided in the Plan all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

  (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be 2,500,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is cancelled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, to the extent permissible under Rule 16b-3, Shares with respect to which Awards may be granted.

  (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or the kind of equity securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
(ii) the number of Shares or the kind of equity securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to fail to comply with Section 422 of the Code, as from time to time amended and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

  (c) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

  SECTION 5. ELIGIBILITY. Employees, Non-Employee Directors and Consultants of the Company or any Affiliate shall be eligible to be designated as Participants.

  SECTION 6 AWARDS.

  (a) Options.

    (i)Grant. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, the requirements of
  Section 422 of the Code, as from time to time amended.

    (ii)Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price, except in the case of Options that are Alternative Awards, shall not be less than 100% of the per share Fair Market Value of the Shares on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Shares on the date of grant.

    (iii)Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

    (iv)Non-Employee Directors. Each Non-Employee Director who (i) is serving on the Board of Directors on the date this Plan is approved by an action in writing by the shareholders of the Company or at an annual or special meeting of the shareholders, or (ii) on or after the date the Plan shall be effective in accordance with Section 9, is initially elected to the Board of Directors of the Company by the Board to fill any vacancy in accordance with the Company's Bylaws or at any annual or special meeting of the shareholders of the Company, shall as of the date of such meeting or written action automatically be granted an Option to purchase 15,000 Shares at an option price per share equal to 100% of the Fair Market Value of the Shares on the date of grant. Each Non-Employee Director who is re-elected to the Board of Directors at any annual or special meeting of the shareholders of the Company and who has previously received an Option to purchase 15,000 Shares as described above, shall as of the date of such meeting automatically be granted an Option to purchase 7,500 Shares at an option price per share equal to 100% of the Fair Market Value of the Shares on the date of grant. Notwithstanding the above, a Non-Employee Director may elect to not accept such Options. All such Options shall be designated as Non-Qualified Options and shall be subject to same terms and provisions as are then in effect with respect to the granting of Non-Qualified Options to officers and key employees of the Company, except that (i) the term of each such Option shall be the lesser of ten (10) years after the date of grant or, if a Non-Employee Director is removed for cause, one (1) year after the termination of services as a director, (ii) the Option shall become exercisable in full after a period of six (6) months after the date of grant, and (iii) no Stock Appreciation Rights may be granted to any Non-Employee Director under this paragraph or in any other manner under this Plan. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Options granted to Non-Employee Directors. The maximum aggregate number of Shares as to which Options may be granted to any Non-Employee Director under this Plan shall be 22,500 Shares.

    (v)Consultants. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Consultants to whom options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to only grant Non-Qualified Stock Options to Consultants. The exercise price of the Option granted shall not be less than 100% of the per share Fair Market Value of the Shares on the date of grant. Each Option shall be exercisable at such times and subject to such conditions as the Committee shall specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

  (b)Stock Appreciation Rights.

    (i)Grant. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in tandem with or in addition to another Award may be granted either at the same time as such other Award or at a later time. A Stock Appreciation Right shall not be exercisable earlier than six months after grant, unless otherwise determined by the Committee, and, except for a Stock Appreciation Right which is an Alternative Award, shall have a per share grant price of not less than 100% of the per share Fair Market Value of the Shares on the date of grant.

    (ii)Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive with respect to each Share covered by such Stock Appreciation Right an amount equal to the excess of the Fair

  Market Value of a Share on the date of exercise of the Stock Appreciation Right over the per share grant price thereof, provided that the Committee may, for administrative convenience, determine that the exercise of any Stock Appreciation Right, which is not related to an Incentive Stock Option and which can only be exercised for cash during limited periods of time in order to satisfy the conditions of certain rules of the SEC, shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted.

    (iii)Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

  (c)Restricted Stock.

    (i)Grant. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom Restricted Stock shall be granted and the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards. Unless otherwise determined by the Committee, Restricted Stock Awards shall provide for the payment of dividends. Dividends paid on Restricted Stock may be paid directly to the Participant and may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee, or may be reinvested in additional Shares of Restricted Stock all as determined by the Committee in its discretion.

    (ii)Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 8(g)(iii).

  (d)Other Stock-Based Awards. The Committee shall have authority to determine the Employees who shall receive an "Other Stock-Based Award", which shall consist of a right (i) which is other than an Award or right described in
Section 6(a), (b), or (c) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), deemed by the Committee to be consistent with the purposes of the Plan; provided, that any such right must comply, to the extent deemed desirable by the Committee, with Rule 16b-3. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such other Stock-Based Award. Except in the case of an Other Stock-Based Award that is a Substitute Award or an Alternative Award, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 100% of the Fair Market Value of the security to which such Award relates on the date of the grant.

  (e)General.

    (i)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to, or in tandem with, other Awards may be granted either at the same time as, or at a different time from, the grant of such other Awards.

    (ii)Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

    (iii)Limits on Transfer of Awards. Awards (other than Incentive Stock Options) shall be transferable to the extent provided in any Award Agreement. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; provided, however, that the Participant may designate a beneficiary of the Participant's Incentive Stock Option in the event of the Participant's death on a beneficiary designation form provided by the Company.

    (iv)Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

    (v)Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award, or the exercise thereof, shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require that, during the Restricted Period, a certificate for Shares of Restricted Stock registered in the name of a Participant shall be deposited by such Participant, together with a stock power endorsed in blank, with the Company.

    (vi)Consideration for Grants. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

    (vii)Delivery of Shares or Other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is, or is arranged to be, received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered, or arranged to be tendered, to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

  SECTION 7. AMENDMENT AND TERMINATION. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

  (a)Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided that notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without shareholder approval if such approval is necessary to comply with, or to obtain exemptive relief under, any tax or regulatory requirement that the Board deems desirable to comply with, or obtain exemptive relief under, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such a manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

  (b)Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or accelerate or alter, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award, provided that such action does not (i) materially impair the rights of any Participant or holder or beneficiary of an Award without such person's consent, or (ii) result in a decrease in the Fair Market Value of an Award without such Participant's or holder's or beneficiary's consent.

  (c)Adjustments of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or an equitable relationship between the assumed awards and the Awards as so adjusted.

  (d)Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  (e)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

  (f)Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award (equal to the Fair Market Value of the Award to be cancelled) made to the holder of such cancelled Award.

  SECTION 8. GENERAL PROVISIONS.

  (a)No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

  (b)Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

  (c)Withholding. A participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In the case of payments of Awards in the form of Shares, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Shares or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of Shares whose Fair Market Value equals the amount required to be withheld. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award. In the discretion of the Committee, the Company may offer loans to Participants to satisfy withholding requirements on such terms as the Committee may determine, which terms may in the discretion of the Committee be non-interest bearing.

  (d)Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

  (e)No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may (but need not) provide for the grant of options, restricted stock and other types of security-based awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

  (f)No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, except to the extent expressly provided otherwise in the Plan or in any Award Agreement.

  (g)No Rights as Stockholder. Subject to the provisions of the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if, and to what extent, the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

  (h)Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Colorado and applicable Federal law.

  (i)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (j)Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under
Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee has determined that any such offer, if made, would be in compliance with all applicable requirements of Federal securities laws.

  (k)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the

Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (l)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

  (m)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

  SECTION 9. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of the date of its approval by the shareholders of the Company.

  SECTION 10. TERM OF THE PLAN. No Award shall be granted under the Plan after September 16, 2004. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

--------------------------------------------------------------------------------
                           STILLWATER MINING COMPANY
 PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    [X]

1.ELECTION OF DIRECTORS (TO WITHHOLD AUTHORITY TO VOTE FOR ANY OR ALL
  NOMINEE(S), MARK OVAL UNDER "FOR ALL EXCEPT" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE(S).) INSTRUCTION: If no choice for directors is indicated in the space provided below, this proxy shall authorize the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the meeting for, and to allocate such votes among, one or more of the nominees listed for election as director, as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company's Board of Directors. To specify a different allocation of votes for directors, mark the oval "Cumulate For" and write the number of shares and the name(s) of the nominee(s) in the space provided below.
  NOMINEES:
 -------------------------------------------------------------------------------
 Ray W. Ballmer, Douglas D. Donald, John W. Eschenlohr,Lawrence M. Glaser, Pete Ingersoll, William E. Nettles,Ted Schwinden, Peter Steen

                 For      For All    Cumulate
                 All      Except       For
                 [ ]        [ ]         [ ]


2. To amend and restate the Company's 1994 Stock Plan to authorize an additional one million shares of Common Stock to be made available for issuance under the Plan.

                 For      Against    Abstain
                 [ ]        [ ]        [ ]


3. Ratification of appointment of Price Waterhouse LLP as the Company's Independent Accountants.

                 For      Against    Abstain
                 [ ]        [ ]        [ ]


4. In their discretion, the proxies are authorized to vote upon any other matters coming before the meeting.




Dated: __________________________________________________________________ , 1998

Signature(s)____________________________________________________________________

Signature(s)____________________________________________________________________

PLEASE SIGN NAME(S), EXACTLY AS SHOWN ABOVE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR OR GUARDIAN, GIVE FULL TITLE AS SUCH. WHEN SHARES HAVE BEEN ISSUED IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                           STILLWATER MINING COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 1998

The undersigned hereby appoints William E. Nettles and John E. Andrews, or either of them, as proxies with full power of substitution to vote all shares of stock of Stillwater Mining Company of record in the name of the undersigned at the close of business on March 20, 1998 at the Annual Meeting of Stockholders to be held in Denver, Colorado on May 15, 1998 or at any postponements or adjournments, hereby revoking all former proxies.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1), (2) AND
(3) IN ACCORDANCE WITH THE SPECIFICATION MADE AND "FOR" SUCH PROPOSALS IF
THERE IS NO SPECIFICATION.
                                                    (continued on reverse side)